MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated August 29, 2024

to the Prospectus dated April 29, 2024, as supplemented

For all existing and prospective shareholders of the Matthews Asian Growth and Income Fund – Institutional Class (MICSX) and Investor Class (MACSX):

The Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust” or the “Funds”) has approved the tax-free reorganization (the “Reorganization”) of the Matthews Asian Growth and Income Fund, a series of the Trust (the “Target Fund”), into the Matthews Emerging Markets Equity Fund, a series of the Trust (the “Acquiring Fund”). The Reorganization does not require the approval of the shareholders of the Target Fund or the Acquiring Fund.

The Target Fund’s investment adviser, Matthews International Capital Management, LLC (“Matthews”), proposed that the Target Fund be reorganized into the Acquiring Fund because approximately 80% of the companies comprising the emerging markets equity investment universe (as represented by the MSCI Emerging Markets Index) is located in Asia, and therefore there is an increasing overlap between an investment strategy focused on emerging market equity securities and one focused on growth and income-generating securities in the Asian region. Further, Matthews noted that the broader emerging markets universe in which the Acquiring Fund operates should benefit shareholders of the Target Fund and will have the potential to improve long-term performance for those shareholders. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower overall expense structure and generally better performance, recognizing that the Acquiring Fund has a shorter operating history. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. Matthews believes that continuing to operate the Target Fund as currently constituted is not in the long-term best interests of the Target Fund. Matthews also believes that both Funds may benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization. As a result, Matthews determined it prudent to recommend the Reorganization to the Board of Trustees of the Trust.

The Acquiring Fund and the Target Fund have compatible investment objectives. The Target Fund seeks long-term capital appreciation, with a secondary investment objective to seek income. The Acquiring Fund’s current investment objective is to seek long-term capital appreciation; effective upon completion of the Reorganization, the Acquiring Fund will adopt, as part of its principal investment strategies, a policy to invest at least 20% of the Acquiring Fund’s net assets in income-producing securities.

The Target Fund currently operates with two fundamental restrictions that the Acquiring Fund has not adopted: (A) the Target Fund is prohibited from owning more than 10% of outstanding voting securities of any one issuer; and (B) the Target Fund is prohibited from investing more than 5% of its assets in companies that are under three years old. Effective upon completion of the Reorganization, the Acquiring Fund will adopt these fundamental restrictions, such that the fundamental investment restrictions of the Target Fund and the Acquiring Fund will be the same following the Reorganization.

To effectuate the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume all of the liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust.

When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. The Reorganization is expected to be completed on or about November 8, 2024.

Effective after the close of business on October 25, 2024, shares of the Target Fund will no longer be offered to new shareholders, and shareholders holding shares of any other series of the Trust will not be able to exchange their shares for shares of the Target Fund.

While the portfolio managers of the Acquiring Fund anticipate retaining a portion of the Target Fund’s holdings following the closing of the Reorganization, they do anticipate selling a material portion of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily because certain of the current holdings of the Target Fund are deemed not to be appropriate for the Acquiring Fund. Matthews anticipates that the proceeds from such sales will be reinvested in assets that are consistent with the Acquiring Fund’s investment process before and after the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies.

Matthews has agreed to pay 30% of the expenses incurred in connection with the preparation and distribution of the Prospectus/Information Statement to be sent to shareholders, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared by the Target Fund and Acquiring Fund in proportion to each Fund’s net assets, subject to applicable expense limitations.

If you do not want to participate in the Reorganization, you may redeem your shares of the Target Fund in the ordinary course until the last business day before the closing. Redemption requests received after that time will be treated as redemption requests for shares of the Acquiring Fund received in connection with the Reorganization.

In connection with the Reorganization, a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the information statement/prospectus it contains will not be distributed to Target Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.

Please retain this Supplement for future reference.

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